Exhibit 99.1
TAL International Group, Inc. Announces Intention to Adjourn Special Meeting for Approval of Combination with Triton Container International Limited to July 12, 2016; Special Dividend of $0.54 per Share to be Paid on June 15, 2016
PURCHASE, New York - June 13, 2016 - TAL International Group, Inc. (NYSE:TAL) (“TAL”) today announced that it intends to convene and immediately adjourn the special meeting of TAL stockholders to be held on June 14, 2016. The special meeting will be adjourned until the special meeting is reconvened at 10:00 a.m., Eastern Time, on July 12, 2016 at the Crowne Plaza White Plains, 66 Hale Avenue, White Plains, New York 10601. The purpose of the special meeting is to approve the proposed combination of TAL and Triton Container International Limited (“Triton”) and to approve certain related proposals that are described in the proxy statement/prospectus filed on May 9, 2016, as amended or supplemented. The special meeting of TAL’s stockholders will be adjourned in order to give TAL’s stockholders adequate time to review certain supplemental disclosures with respect to TAL’s proxy statement/prospectus, which was first mailed to TAL’s stockholders on or about May 9, 2016. TAL notes that it is pleased with the very strong level of support to date from its stockholders for the proposed combination.

TAL is adjourning the special meeting in order to make supplemental disclosures regarding the potential ability of its stockholders to exercise appraisal rights in connection with the proposed combination. A purported stockholder of TAL owning less than 1% of TAL’s outstanding common stock has recently asserted that, as a result of the previously announced special dividend of $0.54 per share declared by TAL on May 26, 2016, TAL's stockholders are entitled to appraisal rights in connection with the proposed combination. Notwithstanding such assertion and the provision of such supplemental disclosures, TAL believes that TAL stockholders are not entitled to appraisal rights under Delaware law with respect to the combination and expects that TAL and the combined company will oppose any attempted exercise of such rights by the aforementioned stockholder or any other TAL stockholder. The Board of Directors of TAL has determined, out of an abundance of caution, to provide supplemental disclosures to TAL stockholders describing how any such appraisal rights would be exercised by any TAL stockholder contending that it is entitled to an appraisal.

The Board of Directors of TAL has determined to waive the contingency relating to the payment of the $0.54 per share special dividend declared by TAL on May 26, 2016 so that such dividend is no longer contingent upon TAL stockholder approval of the combination with Triton. As a result, the $0.54 per share special dividend will be paid on June 15, 2016 to holders of TAL common stock as of the close of business on June 8, 2016. TAL has been informed by the New York Stock Exchange that TAL’s common stock will trade ex-dividend commencing on June 15, 2016.

A supplement to the proxy statement/prospectus describing these matters will be mailed commencing on or about June 15, 2016 to all TAL stockholders who held shares as of the record date of April 25, 2016, and any additional holders of TAL common stock as of June 14, 2016. A copy of this supplement will be filed with the Securities and Exchange Commission.

In addition, on June 13, 2016, TAL and Triton mutually agreed to extend the End Date (as defined in the transaction agreement, dated as of November 9, 2015, by and among TAL, Triton, Triton International Limited, Ocean Bermuda Sub Limited and Ocean Delaware Sub, Inc.) to August 9, 2016.

TAL’s Board of Directors unanimously recommends that TAL's stockholders vote “FOR” the proposal to adopt the transaction agreement and “FOR” each of the other proposals to be voted on at the special meeting.

About TAL International Group, Inc.

TAL is one of the world’s largest lessors of intermodal freight containers and chassis with 17 offices in 11 countries. TAL's global operations include the acquisition, leasing, re-leasing and subsequent sale of multiple types of intermodal containers and chassis.

Important Cautionary Information Regarding Forward-Looking Statements

Certain statements included in this communication are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “may,” “should,” “would,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “seem,” “seek,” “continue,” “future,” “will,” “expect,” “outlook” or other similar words, phrases or expressions. These forward-looking statements include statements regarding our views, estimates, plans and outlook, industry, future events, the proposed transaction between Triton and TAL, the estimated or anticipated future results and benefits of Triton and TAL following the transaction, including the availability of appraisal rights in connection with the proposed combination, the likelihood and ability of the parties to successfully close the proposed transaction, future opportunities for the combined company, estimated synergies and other statements that are not historical facts. These statements are based on the current expectations of Triton and TAL management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties regarding Triton’s and TAL’s respective businesses and the transaction, and actual results may differ materially. These risks and uncertainties include, but are not limited to, changes in the business environment in which Triton and TAL operate, including inflation and interest rates, and general financial, economic, regulatory and political conditions affecting the industry in which Triton and TAL operate; changes in taxes, governmental laws, and regulations; competitive product and pricing activity; difficulties of managing growth profitably; the loss of one or more members of Triton’s or TAL’s management team; the ability of the parties to successfully close the proposed transaction; the availability of appraisal rights in connection with the proposed transaction; failure to realize the anticipated benefits of the transaction, including as a result of a delay in completing the transaction or a delay or difficulty in integrating the businesses of Triton and TAL; uncertainty as to the long-term value of Triton International Limited (“Holdco”) common shares; the expected amount and timing of cost savings and operating synergies; failure to receive the approval of the stockholders of TAL for the transaction, and those discussed in TAL’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2015 under the heading “Risk Factors,” as updated from time to time by TAL’s Quarterly Reports on Form 10-Q and other documents of TAL on file with the SEC and in the registration statement on Form S-4 that was filed with the SEC by Holdco. There may be additional risks that neither Triton nor TAL presently know or that Triton and TAL currently believe are immaterial which could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide Triton’s and TAL’s expectations, plans or forecasts of future events and views as of the date of this communication. Triton and TAL anticipate that subsequent events and developments will cause Triton’s and TAL’s assessments to change. However, while Triton and TAL may elect to update these forward-looking statements at some point in the future, Triton and TAL specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Triton’s and TAL’s assessments as of any date subsequent to the date of this communication.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

This communication is not a solicitation of a proxy from any stockholder of TAL. In connection with the proposed transaction, as stated above, Holdco has filed a registration statement on Form S-4 with the SEC on May 6, 2016 that includes a prospectus of Holdco and also includes a proxy statement of TAL. The registration statement has been declared effective by the SEC. TAL commenced mailing the proxy statement/prospectus to its stockholders on or about May 9, 2016 and intends to mail the supplement to the proxy statement/prospectus commencing on or about June 15, 2016. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) BECAUSE IT CONTAINS IMPORTANT INFORMATION. You are able to obtain the proxy statement/prospectus, as well as other filings containing information about TAL and Triton International Limited free of charge, at the website maintained by the SEC at www.sec.gov. Copies of the proxy statement/prospectus and the filings with the SEC that are incorporated by reference in the proxy statement/prospectus can also be obtained, free of charge, by directing a request to TAL International Group, Inc., 100 Manhattanville Road, Purchase, New York 10577, Attention: Secretary.

The respective directors and executive officers of Triton, TAL and Holdco and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding TAL’s directors and executive officers is available in the Form 10-K/A filed with the SEC on April 22, 2016 and in its proxy statement filed with the SEC on May 9, 2016. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and their respective interests are included in the proxy statement/prospectus filed with the SEC on May 9, 2016.

Contacts:

John Burns
(914) 697-2900
Senior Vice President and Chief Financial Officer